Exhibit 10.9

SUBSIDIARY GUARANTY

New York, New York	September 28, 2007

FOR VALUE RECEIVED, and in consideration of note purchases from, loans made or to be made or credit otherwise extended or to be extended by the Purchasers (as defined below) to or for the account of eLEC Communications Corp., a New York corporation (the “Company”), from time to time and at any time and for other good and valuable consideration and to induce the Purchasers, in their discretion, to purchase such notes, make such loans or extensions of credit and to make or grant such renewals, extensions, releases of collateral or relinquishments of legal rights as the Creditor Parties (as defined below) may deem advisable, each of the undersigned (and each of them if more than one, the liability under this Guaranty being joint and several) (jointly and severally referred to as “Guarantors” or “the undersigned”) unconditionally guaranties to the Creditor Parties, their successors, endorsees and assigns the prompt payment when due (whether by acceleration or otherwise) of all present and future obligations and liabilities of any and all kinds of the Company to the Creditor Parties and of all instruments of any nature evidencing or relating to any such obligations and liabilities upon which the Company or one or more parties and the Company is or may become liable to the Creditor Parties, whether incurred by the Company as maker, endorser, drawer, acceptor, guarantors, accommodation party or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint or several, and however or whenever acquired by the Creditor Parties, whether arising under, out of, or in connection with (i) that certain Securities Purchase Agreement dated as of the date hereof (as amended, restated, modified and/or supplemented from time to time, the
“Securities Purchase Agreement”) by and between the Company, the purchasers named therein or which thereafter become a party thereto (each a “Purchaser” and collectively, the
“Purchasers”) and LV Administrative Services, Inc., as administrative and collateral agent for the Purchasers (in such capacity, the “Agent”) (the Purchasers and the Agent, each a “Creditor
Party” and collectively, the “Creditor Parties”) and (ii) each Related Agreement referred to in the
Securities Purchase Agreement (the Securities Purchase Agreement and each Related
Agreement, as each may be amended, modified, restated or supplemented from time to time, are collectively referred to herein as the “Documents”), or any documents, instruments or agreements relating to or executed in connection with the Documents or any documents, instruments or agreements referred to therein or otherwise, or any other indebtedness, obligations or liabilities of the Company to the Creditor Parties, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise (all of which are herein collectively referred to as the “Obligations”), and irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against the Company under Title 11, United States
Code, including, without limitation, obligations or indebtedness of the Company for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case. Terms not otherwise defined herein shall have the meaning assigned such terms in the Securities Purchase Agreement. In furtherance of the foregoing, the undersigned hereby agrees as follows:

1. No Impairment. The Creditor Parties may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the undersigned, extend the time of payment of, exchange or surrender any collateral for, renew or extend any of the Obligations or increase or decrease the interest rate thereon, or any other agreement with the Company or with any other party to or person liable on any of the
Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between any Creditor Party and the Company or any such other party or person, or make any election of rights the Creditor Parties may deem desirable under the United States
Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors’ rights generally (any of the foregoing, an “Insolvency Law”) without in any way impairing or affecting this Guaranty. This instrument shall be effective regardless of the subsequent incorporation, merger or consolidation of the Company, or any change in the composition, nature, personnel or location of the Company and shall extend to any successor entity to the Company, including a debtor in possession or the like under any Insolvency Law.

2. Guaranty Absolute. Subject to Section 5(c) hereof, each of the undersigned jointly and severally guarantees that the Obligations will be paid strictly in accordance with the terms of the Documents and/or any other document, instrument or agreement creating or evidencing the Obligations, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Company with respect thereto.
Guarantors hereby knowingly accept the full range of risk encompassed within a contract of
“continuing guaranty” which risk includes the possibility that the Company will contract additional indebtedness, obligations and liabilities for which Guarantors may be liable hereunder after the Company’s financial condition or ability to pay its lawful debts when they fall due has deteriorated, whether or not the Company has properly authorized incurring such additional indebtedness, obligations and liabilities. The undersigned acknowledge that (i) no oral representations, including any representations to extend credit or provide other financial accommodations to the Company, have been made by any Creditor Party to induce the undersigned to enter into this Guaranty and (ii) any extension of credit to the Company shall be governed solely by the provisions of the Documents. The liability of each of the undersigned under this Guaranty shall be absolute and unconditional, in accordance with its terms, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Documents or any other instruments or agreements relating to the Obligations or any assignment or transfer of any thereof, (b) any lack of validity or enforceability of any Document or other documents, instruments or agreements relating to the
Obligations or any assignment or transfer of any thereof, (c) any furnishing of any additional security to the Creditor Parties or their assignees or any acceptance thereof or any release of any security by the Creditor Parties or their assignees, (d) any limitation on any party’s liability or obligation under the Documents or any other documents, instruments or agreements relating to

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the Obligations or any assignment or transfer of any thereof or any invalidity or unenforceability, in whole or in part, of any such document, instrument or agreement or any term thereof, (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Company, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding, whether or not the undersigned shall have notice or knowledge of any of the foregoing, (f) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Obligations or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the undersigned. Any amounts due from the undersigned to the Creditor Parties shall bear interest until such amounts are paid in full at the highest rate then applicable to the Obligations.
Obligations include post-petition interest whether or not allowed or allowable.

3. Waivers.

(a) This Guaranty is a guaranty of payment and not of collection. The
Creditor Parties shall be under no obligation to institute suit, exercise rights or remedies or take any other action against the Company or any other person or entity liable with respect to any of the Obligations or resort to any collateral security held by it to secure any of the Obligations as a condition precedent to the undersigned being obligated to perform as agreed herein and each of the Guarantors hereby waives any and all rights which it may have by statute or otherwise which would require the Creditor Parties to do any of the foregoing. Each of the Guarantors further consents and agrees that the
Creditor Parties shall be under no obligation to marshal any assets in favor of Guarantors, or against or in payment of any or all of the Obligations. The undersigned hereby waives all suretyship defenses and any rights to interpose any defense, counterclaim or offset of any nature and description which the undersigned may have or which may exist between and among any Creditor Party, the Company and/or the undersigned with respect to the undersigned’s obligations under this Guaranty, or which the Company may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Obligations), statute of frauds, bankruptcy, infancy, statute of limitations, accord and satisfaction, and usury.

(b) Each of the undersigned further waives (i) notice of the acceptance of this
Guaranty, of the making of any such loans or extensions of credit, and of all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, notice of adverse change in the Company’s financial condition or of any other fact which might materially increase the risk of the undersigned and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort.

(c) Notwithstanding any payment or payments made by the undersigned hereunder, or any setoff or application of funds of the undersigned by any Creditor Party, the undersigned shall not be entitled to be subrogated to any of the rights of such Creditor
Party against the Company or against any collateral or guarantee or right of offset held by such Creditor Party for the payment of the Obligations, nor shall the undersigned seek or

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be entitled to seek any contribution or reimbursement from the Company in respect of payments made by the undersigned hereunder, until all amounts owing to the Creditor
Parties by the Company on account of the Obligations are indefeasibly paid in full and the Purchasers’ obligation to extend credit pursuant to the Documents have been terminated. If, notwithstanding the foregoing, any amount shall be paid to the undersigned on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full and the Purchasers’ obligation to extend credit pursuant to the Documents shall not have been terminated, such amount shall be held by the undersigned in trust for the Creditor Parties, segregated from other funds of the undersigned, and shall forthwith upon, and in any event within two (2) business days of, receipt by the undersigned, be turned over to the Agent in the exact form received by the undersigned (duly endorsed by the undersigned to the Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Agent may determine, subject to the provisions of the Documents. Any and all present and future debts, obligations and liabilities of the Company to any of the undersigned are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all present and future debts and Obligations of the Company to the Creditor Parties.

4. Security. All sums at any time to the credit of the undersigned and any property of the undersigned in any Creditor Party’s possession or in the possession of any bank, financial institution or other entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Creditor Party (each such entity, an
“Affiliate”) shall be deemed held by such Creditor Party or such Affiliate, as the case may be, as security for any and all of the undersigned’s obligations and liabilities to the Creditor Parties and to any Affiliate of the Creditor Parties, no matter how or when arising and whether under this or any other instrument, agreement or otherwise.

5. Representations and Warranties. Each of the undersigned respectively, hereby jointly and severally represents and warrants (all of which representations and warranties shall survive until all Obligations are indefeasibly satisfied in full and the Documents have been irrevocably terminated), that:

(a) Corporate Status. It is a corporation, partnership or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization indicated on the signature page hereof and has full power, authority and legal right to own its property and assets and to transact the business in which it is engaged.

(b) Authority and Execution. It has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary corporate, partnership or limited liability company, as the case may be, action to authorize the execution, delivery and performance of this Guaranty.

(c) Legal, Valid and Binding Character. This Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditor’s

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rights and general principles of equity that restrict the availability of equitable or legal remedies.

(d) Violations. The execution, delivery and performance of this Guaranty will not violate any requirement of law applicable to it or any contract, agreement or instrument to which it is a party or by which it or any of its property is bound or result in the creation or imposition of any mortgage, lien or other encumbrance other than in favor of the Agent, for the ratable benefit of the Creditor Parties, on any of its property or assets pursuant to the provisions of any of the foregoing, which, in any of the foregoing cases, could reasonably be expected to have, either individually or in the aggregate, a
Material Adverse Effect.

(e) Consents or Approvals. No consent of any other person or entity
(including, without limitation, any creditor of the undersigned) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty by it, except to the extent that the failure to obtain any of the foregoing could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(f) Litigation. No litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is currently pending or, to the best of its knowledge, threatened (i) with respect to this
Guaranty or any of the transactions contemplated by this Guaranty or (ii) against or affecting it, or any of its property or assets, which, in each of the foregoing cases, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

(g) Financial Benefit. It has derived or expects to derive a financial or other advantage from each and every loan, advance or extension of credit made under the
Documents or other Obligation incurred by the Company to the Creditor Parties.

6. Acceleration.

(a) If any breach of any covenant or condition or other event of default shall occur and be continuing under any agreement made by the Company or any of the undersigned to any Creditor Party, or either the Company or any of the undersigned should at any time become insolvent, or make a general assignment, or if a proceeding in or under any Insolvency Law shall be filed or commenced by, or in respect of, any of the undersigned, or if a notice of any lien, levy, or assessment is filed of record with respect to any assets of any of the undersigned by the United States of America or any department, agency, or instrumentality thereof, or if any taxes or debts owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon any assets of the undersigned in any Creditor Party’s possession, or otherwise, any and all Obligations shall for purposes hereof, at the Creditor Parties’ option, be deemed due and payable without notice notwithstanding that any such Obligation is not then due and payable by the Company.

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(b) Each of the undersigned will promptly notify the Agent of any default by such undersigned in its respective performance or observance of any term or condition of any agreement to which the undersigned is a party if the effect of such default is to cause, or permit the holder of any obligation under such agreement to cause, such obligation to become due prior to its stated maturity and, if such an event occurs, the Creditor Parties shall have the right to accelerate such undersigned’s obligations hereunder.

7. Payments from Guarantors. The Creditor Parties, in their sole and absolute discretion, with or without notice to the undersigned, may apply on account of the Obligations any payment from the undersigned or any other guarantors, or amounts realized from any security for the Obligations, or may deposit any and all such amounts realized in a non-interest bearing cash collateral deposit account to be maintained as security for the Obligations.

8. Costs. The undersigned shall pay on demand, all costs, fees and expenses
(including expenses for legal services of every kind) relating or incidental to the enforcement or protection of the rights of the Creditor Parties hereunder or under any of the Obligations.

9. No Termination. This is a continuing irrevocable guaranty and shall remain in full force and effect and be binding upon the undersigned, and each of the undersigned’s successors and assigns, until all of the Obligations have been paid in full and the Purchasers’
obligation to extend credit pursuant to the Documents has been irrevocably terminated. If any of the present or future Obligations are guarantied by persons, partnerships, corporations or other entities in addition to the undersigned, the death, release or discharge in whole or in part or the bankruptcy, merger, consolidation, incorporation, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of any undersigned under this Guaranty.

10. Recapture. Anything in this Guaranty to the contrary notwithstanding, if any
Creditor Party receives any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any Insolvency Law, common law or equitable doctrine, then to the extent of any sum not finally retained by the Creditor Parties, the undersigned’s obligations to the Creditor
Parties shall be reinstated and this Guaranty shall remain in full force and effect (or be reinstated)
until payment shall have been made to the Creditor Parties, which payment shall be due on demand.

11. Books and Records. The books and records of the Agent showing the account between the Creditor Parties and the Company shall be admissible in evidence in any action or proceeding, shall be binding upon the undersigned for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof.

12. No Waiver. No failure on the part of any Creditor Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by any Creditor Party of any right, remedy or power hereunder preclude any other or future exercise of any other legal right, remedy or power. Each and every right, remedy and power hereby granted to the Creditor Parties or allowed it by law or other

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agreement shall be cumulative and not exclusive of any other, and may be exercised by the
Creditor Parties at any time and from time to time.

13. Waiver of Jury Trial. EACH OF THE UNDERSIGNED DOES HEREBY
KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO TRIAL
BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR WITH RESPECT TO THIS
GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR
RELATING OR INCIDENTAL HERETO. THE UNDERSIGNED DOES HEREBY CERTIFY
THAT NO REPRESENTATIVE OR AGENT OF LAURUS HAS REPRESENTED,
EXPRESSLY OR OTHERWISE, THAT LAURUS WOULD NOT, IN THE EVENT OF
LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL
PROVISION.

14. Governing Law; Jurisdiction; Amendments. THIS INSTRUMENT CANNOT BE
CHANGED OR TERMINATED ORALLY, AND SHALL BE GOVERNED, CONSTRUED
AND INTERPRETED AS TO VALIDITY, ENFORCEMENT AND IN ALL OTHER
RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK
WITHOUT HAVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS. EACH OF
THE UNDERSIGNED EXPRESSLY CONSENTS TO THE JURISDICTION AND VENUE OF
THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK,
AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF
NEW YORK FOR ALL PURPOSES IN CONNECTION HEREWITH. ANY JUDICIAL
PROCEEDING BY THE UNDERSIGNED AGAINST LAURUS INVOLVING, DIRECTLY
OR INDIRECTLY ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF,
RELATED TO OR CONNECTED HEREWITH SHALL BE BROUGHT ONLY IN THE
SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK OR THE
UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK.
THE UNDERSIGNED FURTHER CONSENTS THAT ANY SUMMONS, SUBPOENA OR
OTHER PROCESS OR PAPERS (INCLUDING, WITHOUT LIMITATION, ANY NOTICE
OR MOTION OR OTHER APPLICATION TO EITHER OF THE AFOREMENTIONED
COURTS OR A JUDGE THEREOF) OR ANY NOTICE IN CONNECTION WITH ANY
PROCEEDINGS HEREUNDER, MAY BE SERVED INSIDE OR OUTSIDE OF THE STATE
OF NEW YORK OR THE SOUTHERN DISTRICT OF NEW YORK BY REGISTERED OR
CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE
PROVIDED A REASONABLE TIME FOR APPEARANCE IS PERMITTED, OR IN SUCH
OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS.
EACH OF THE UNDERSIGNED WAIVES ANY OBJECTION TO JURISDICTION AND
VENUE OF ANY ACTION INSTITUTED HEREON AND SHALL NOT ASSERT ANY
DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM
NON CONVENIENS.

15. Severability. To the extent permitted by applicable law, any provision of this
Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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16. Amendments, Waivers. No amendment or waiver of any provision of this
Guaranty nor consent to any departure by the undersigned therefrom shall in any event be effective unless the same shall be in writing executed by each of the undersigned directly affected by such amendment and/or waiver and the Agent.

17. Notice. All notices, requests and demands to or upon the undersigned, shall be in writing and shall be deemed to have been duly given or made (a) when delivered, if by hand,
(b) three (3) days after being sent, postage prepaid, if by registered or certified mail, (c) when confirmed electronically, if by facsimile, or (d) when delivered, if by a recognized overnight delivery service in each event, to the numbers and/or address set forth beneath the signature of the undersigned.

18. Successors. Each Creditor Party may, from time to time, without notice to the undersigned, sell, assign, transfer or otherwise dispose of all or any part of the Obligations and/or rights under this Guaranty. Without limiting the generality of the foregoing, each Creditor Party may assign, or grant participations to, one or more banks, financial institutions or other entities all or any part of any of the Obligations. In each such event, the Creditor Parties, their Affiliates and each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations shall have the right to enforce this Guaranty, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such right. The Creditor Parties shall have an unimpaired right to enforce this Guaranty for its benefit with respect to that portion of the Obligations which the
Creditor Parties have not disposed of, sold, assigned, or otherwise transferred.

19. Additional Guarantors. It is understood and agreed that any person or entity that desires to become a Guarantor hereunder, or is required to execute a counterpart of this Guaranty after the date hereof pursuant to the requirements of any Document, shall become a Guarantor hereunder by (x) executing a joinder agreement in form and substance satisfactory to the Agent,
(y) delivering supplements to such exhibits and annexes to such Documents as the Agent shall reasonably request and/or as may be required by such joinder agreement and (z) taking all actions as specified in this Guaranty as would have been taken by such Guarantor had it been an original party to this Guaranty, in each case with all documents required above to be delivered to the Agent and with all documents and actions required above to be taken to the reasonable satisfaction of the Agent.

20. Release. Nothing except cash payment in full of the Obligations shall release any of the undersigned from liability under this Guaranty.

21. Limitation of Obligations under this Guaranty. Each Guarantor and each Creditor
Party (by its acceptance of the benefits of this Guaranty) hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the
Bankruptcy Code, the Uniform Fraudulent Conveyance Act of any similar Federal or state law.
To effectuate the foregoing intention, each Guarantor and each Creditor Party (by its acceptance of the benefits of this Guaranty) hereby irrevocably agrees that the Obligations guaranteed by such Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws and after giving effect to any rights to contribution pursuant to any agreement

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providing for an equitable contribution among such Guarantor and the other Guarantors
(including this Guaranty), result in the Obligations of such Guarantor under this Guaranty in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

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SIGNATURE PAGE IMMEDIATELY FOLLOWS]

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IN WITNESS WHEREOF, this Guaranty has been executed by the undersigned this 28th day of September, 2007.

VOX COMMUNICATIONS CORP.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer
Address: 75 South Broadway, Suite 302
White Plains, NY 10602
Facsimile: 914-682-0820
State of Incorporation: Delaware

AVI HOLDING CORP.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer
Address: 75 South Broadway, Suite 302
White Plains, NY 10602
Facsimile: 914-682-0820
State of Incorporation: Texas

TELCOSOFTWARE.COM CORP.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer
Address: 75 South Broadway, Suite 302
White Plains, NY 10602
Facsimile: 914-682-0820
State of Incorporation: Delaware

[Additional Signatures Appear on Following Page]

SIGNATURE PAGE TO
SUBSIDIARY GUARANTY

LINE ONE, INC.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer
Address: 75 South Broadway, Suite 302
White Plains, NY 10602
Facsimile: 914-682-0820
State of Incorporation: New York

SIGNATURE PAGE TO
SUBSIDIARY GUARANTY